SOUTHWEST BANCORPORATION OF TEXAS, INC.

Today we are . . . The largest independent bank in Houston 50% more deposits than our next largest competitor One of the fastest growing banks in Texas Top 10% of all Texas based banks in loan, deposit and asset growth Providing a healthy return to shareholders Over 25% return during 13-year history A customer service leader 93% of customers would recommend SWBT The technology innovator 8 out of 10 customers rated Treasury Management's product capabilities as excellent or above average 3

Everything Counts. Our philosophy

A growth story - from $50 million to $5 billion in assets in 13 years - 80% internally generated Revenue-driven EPS growth Strong sales culture and innovative products Fee income products drive market share gains Conservative credit culture Transparent financial statements Strategic acquisitions Enviable economic and market environment Talent to grow the business Employee shareholders Our story 7

Houston's largest independent bank 34 branches* & 1,500 employees $70 million legal lending limit $461 million total shareholders' equity $5.1 billion in assets Market cap approximately $1 billion More than 175 calling officers Local bank with regional reach 9 * 42 after merger with MaximBank SWBT MaximBank EFD HOU IAH

Balanced growth 11 Balance Sheet Summary ($ in billions) 1998 1999 2000 2001 2002 1Q 03 LOANS 1.63 2.04 2.51 2.76 3.22 3.27 DEPOSITS 2.37 2.53 3.09 3.43 3.91 4.01 ASSETS 2.94 3.27 3.94 4.4 5.17 5.11 In 2002: Loans Total $3.22 billion, highest in Bank's history Increased $460 million, or 17% Retail loan originations exceeded $100 million 5-year compounded annual growth rate of 21% Deposits Increased $483 million, or 14% Consumer deposits increased 11% 5-year compounded annual growth rate of 13% Assets Increased $771 million, or 18% 5-year compounded annual growth rate of 16%

5 years of strong results 2002 ($ in thousands, except EPS) Total Assets Total Loans Total Deposits Net Income Diluted EPS EPS y/y % growth ROA ROE 1998 $2,944,387 $1,632,886 $2,373,995 $29,018 $0.91 15% 1.12% 15.10% $3,271,188 $2,035,342 $2,531,633 $31,963 $0.97 19% 1.06% 14.70% $3,940,342 $2,511,437 $3,093,870 $43,461 $1.29 29% 1.23% 17.00% $4,401,156 $2,759,482 $3,428,633 $52,717 $1.55 12% 1.32% 15.82% $5,171,957 $3,219,340 $3,912,049 $59,206 $1.72 11% 1.30% 14.55% 1999 2000 2001 15.7% 20.8% 13.2% 19.0% 16.8% 5 Year CAGR 13

1st Quarter in review Total Assets Total Loans Total Deposits Net Income Total Equity Diluted EPS ROA ROE Qtr. Ended 3-31-02 $4,307,485 $2,825,025 $3,315,560 $13,545 $373,814 $0.40 1.26% 14.78% Qtr. Ended 3-31-03 $5,109,869 $3,268,457 $4,012,261 $15,075 $460,991 $0.44 1.22% 13.48% $ Growth $802,384 $443,432 $696,701 $1,530 $87,177 $0.04 % Growth 18.6% 15.7% 21.0% 11.3% 23.3% 10.0% 15 ($ in thousands, except EPS)

Capital is strategic 17 Tier 1 risk based ratio = 10.76%** Total risk based ratio = 11.68%** Tier 1 leverage ratio = 9.43%** Reserves/NPAs = 1.72x Loan to deposit ratio = 81% 1999 2000 2001 2002 1Q 03 Peer median 0.0661 0.0722 0.0754 0.0735 SWBT 0.0704 0.075 0.0817 0.0857 0.0898 Tangible common equity/tangible assets * All public banks between $2.5-$7.5 billion ** As of 12/31/02 - most recent available * N/A

Results for shareholders 19 38% 0% 63% 31% 22% 23% 15% 19% 29% 12% 11% '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 YEAR-TO-YEAR % CHANGE IN EARNINGS PER SHARE* $100,000 invested in SWBT in 1990 would have grown to $2,300,000 as of 3-31-03; CAGR of 26.5% 13-year CAGR in EPS * '91 through '96 as reported; '97 through '02 pooled operating earnings excluding merger related expenses 13 year SWBT S&P

Valuation update* 21 * Market information as of 4/22/03. Financial information for the most recent available quarter. Tickers: SBIB = Sterling; IBOC = International Bancshares; SWBT = Southwest Bank of Texas (Price/Tang. Book pro forma for Maxim transaction of 2.66x); TRBS = Texas Regional Bancshares; FFIN = First Financial; CFR = Cullen/Frost; PRSP = Prosperity Bancshares; BOKF = BOKF Financial; SBIT = Summit Bancshares ** Morgan Stanley Mid-Cap Bank Index consists of 15 banks SWBT trades at a P/E premium to its Texas and national peers SWBT's relative P/E premium versus peers is at, or slightly above, historical averages (see next page) (2) (2) Price/'03 EPS (x) Price/Tangible Book (x) (2) ** Last 12 Months Stock Price Change (%) 2003E/2002A EPS Change (%) ** ** ** **

SWBT P/E vs. Texas bank composite P/E and MSMBI * 23 * Morgan Stanley Mid-cap Bank Index consists of 15 banks ** Texas banks include TRBS, PRSP, FFIN, CFR, SBIB, IBOC, BOKF, SBIT SWBT's P/E premium/ (discount) over time vs. TX banks Current (4/22/03) = 30% 12/31/02= 20% 12/31/01= 24% 12/31/00= 106% 12/31/99= 31% Avg. since IPO= 27% SWBT's P/E premium/ (discount) over time vs. MSMBI* Current (4/22/03) = 44% 12/31/02= 32% 12/31/01= 34% 12/31/00= 124% 12/31/99= 37% Avg. since IPO= 33% SWBT's Relative P/E Premium/(Discount) (%) ** *

Price performance - SWBT vs. S&P 500 25 * SNL Bank Index composed of 450 banks covered by SNL Financial. ** Nasdaq Bank Composite Index composed of all banks listed on the Nasdaq (563 banks). Relative price performance year to date SWBT 15.8% S&P 500 3.6% SNL Bank* 5.5% IXBK** 2.3%

Texas top 20 banks/thrifts ranked by deposits 27

Our core strategies

Customer focused and technology driven Diversified income stream Strategic acquisitions Protect asset quality Focus on people Summary of strategies 31

Customer focused and technology driven 33 Retail Customers Business Customers Balance reporting ACH originations Tax payments Wires Positive Pay Image and data lift technology Automated integration and archival Healthcare initiative with cross-industry mobility SM

Great customers 35

Market feedback: Treasury Management A national leader in achieving excellent treasury management citations Excellent or above average Treasury Management ratings Product development initiatives highly regarded Customer service viewed as distinctive Specialists provide unique guidance and counsel to clients 2002 performance as strong as 2000 Significant market opportunities Competitor average SWBT National average "Southwest Bank of Texas ranks among the top 5% of all banks surveyed." - Third Party Surveyor 37 SWBT Competitor average 0.65 0.27 0.26 * Represents banks across the nation with assets $24-$500 billion

Market share shift Treasury Management Market Position Growing - 2000-2002 percentage change Companies $50-$500 Million 39 Southwest Bank of Texas $5.1 billion Big bank #1 +$250 billion Big bank #2 +$300 billion Big bank #3 +$500 billion Big bank #4 +$500 billion Asset size 2000 2002 2000 2002 2000 2002 2000 2002 2000 2002 13 23 15 14 10 11 29 22 37 31 7 7 8 5 8 5 1 8 6 8 20 30 23 19 18 16 30 30 43 39 Solicited prospects Customers

Market feedback: Middle Market Relationship managers deliver distinctive and differentiated service Relationship managers cover accounts longer and more thoroughly than competitors Value delivered relative to fees paid is tied for first place Overall Middle Market Client Satisfaction Leads the Market Companies $10-$100 Million Overall Customer Satisfaction Percentage Citing Excellent or Above Average Ratings Relationship Manager Performance Percentage Citing Innovative Advice and Creative Ideas SWBT Competitor average 0.84 0.71 41 SWBT Competitor average 0.69 0.49 SWBT Competitor average SWBT Competitor average

Market share shift Middle market banking Companies $10-$100 Million Percentage of Market Relationships 43 Southwest Bank of Texas JP Morgan Chase Wells Fargo Bank One Bank of America Competitive Landscape Money Center Banks Bank of America Bank One JPMorgan Chase Wells Fargo Regional Banks/Thrifts Bank of Oklahoma Comerica Compass Cullen Frost Regions SouthTrust Washington Mutual Whitney Local Banks 45 commercial banks in Houston, each with deposits of $50 million or more SWBT Bank One Bank of America Wells Fargo JP Morgan Chase 0.14 0.1 0.13 0.08 0.21

Diversified income stream Consistent noninterest income growth ($ in thousands) 45 1997 1998 1999 2000 2001 2002 1Q 03 0 0 5500 7331 14011 20360 5591 1997 1998 1999 2000 2001 2002 1Q 03 3048 4173 4868 6017 7244 9302 2295 1997 1998 1999 2000 2001 2002 1Q 03 4354 5369 7070 9126 11718 16304 5040 Capital Markets and Investments 5 year compound growth rate of 25% Up 28%, or $2.1 million, in 2002 Retail 3 year compound growth rate of 55% Up 45%, or $6.3 million, in 2002 Treasury Management 5 year compound growth of 35% Up 39%, or $4.6 million, in 2002

Total outstanding loans including mergers ($ in millions) 80% internal growth 47 1997 1998 1999 2000 2001 2002 1Q 03 SWBT 1114 1633 2035 2511 2759 3219 3300 Pinemont 137 FT Bend 167 Citizens 131 MaximBank 200 Pinemont Bank - August 1997 Total assets - $235 million Market presence - 37 years 9 branches in northwest Houston Fort Bend Federal Savings & Loan - April 1999 Total assets - $316 million Market presence - 66 years 7 branches southwest of Houston Citizens Bankers, Inc. - December 2000 Total assets - $436 million Market presence - 80 years 7 branches in east Harris County MaximBank Estimated closing 3Q 2003 Total assets - $316 million Market presence - 97 years 8 branches in Galveston County

Protect asset quality Net charge-offs/average loans Nonperforming assets/loans + OREO 49 All FDIC Insured Banks SWBT 1999 2000 2001 2002 1Q 03 SWBT 0.09 0.06 0.17 0.22 0.15 Peer median 0.61 0.64 0.94 1.11 N/A N/A 0.73% 0.50% 0.53% 0.41% 0.31% 0.94% 0.92% 0.74% 0.63% 1999 2000 2001 2002 1Q 03

Securities and Cash Miscellaneous Commercial Residential Mortgage Vehicles Unsecured Real estate term & other Real estate construction 226.1 198.9 663.1 502.6 28.3 255.4 635 759 Diversified loan portfolio Diversified loan portfolio Total Loans at 3/31/03 ^ $3.27 billion Loans by Industry Type Loans by Collateral Type 51 * Energy related loans at 3/31/03 equal approximately $381MM, of which $265MM have direct exposure to the oil & gas industry Retail Trade Const. Manufact'g Wholesale Trade R/E Invest & Development Service Other Finance Transport Energy Retail Trade 195.3 373 224.4 207.3 825 589.9 186.5 180.1 106.9 381 Other 11% Residential 5% Retail 4% Multi-family 4% Owner occupied 6% Retail 4% Other 6% Office & Ind. 3%

Focus on people Senior management depth Average of 25 years in banking Strategic hires Continue to attract key talent - Trust, Private Banking, Foreign Exchange, Capital Markets, Commercial Lending Employees as shareholders 80% own stock Stock options widely distributed 53

The future

Enviable business markets Texas Economy Gross State Product forecasted to reach $979 billion in 2005 8th largest economy in the world 2/3 of all economic activity occurs in Houston and Dallas Second largest banking market in the country with $499 billion in deposits Leads all states in net job creation since 1990 - accounts for 7.2% of total U.S. employment Recorded a net gain of 12,700 jobs in 2002, an increase of 0.1 percent Accounts for more than 13% of total U.S. exports, surpassing New York and California Houston Economy $68 billion in banking deposits 2002 Gross Area Product $240 billion, slightly larger than the GDP of Turkey or Austria, a third larger than Hong Kong's Diverse economy that includes healthcare, energy, transportation and aeronautics Dallas/FW Metroplex Economy $66 billion in banking deposits 2002 Gross Area Product $245 billion Economy includes telecommunications, distribution and transportation 57

Houston's economic outlook Lowest cost of living among all major metropolitan areas Among the 10 largest metro areas, Houston ranks fifth in employment growth from February 2002 to February 2003 Back-to-back years of record housing starts Houston Purchasing Managers Index grew for the third consecutive month Economy has been driven by 3 sectors - national, international and energy 59

Diversified economy 61 Creates 16,000 jobs in region $1.5 billion complex; occupies 1,620 acres Johnson Space Center's fiscal expenditures in 2001 were $4.1 billion Creates $1.2 billion in regional spending Creates 140,000 jobs in region Creates $6 billion in regional spending 22 million square feet; larger than the CBD in Cleveland 10 million additional square feet planned over the next 10 years 43 non-profit institutions 5.4 million patient visits per year MD Anderson - leading cancer center in country according to 6/5/02 U.S. News and World Report Airport Houston Airport System ranks 4th nationally and 6th worldwide $8 billion economic impact; generates 90,000 jobs $2.8 billion, 5-year capital improvements IAH is one of the fastest growing air cargo distribution hubs in U.S. Port of Houston First in U.S. in foreign tonnage; second in total tonnage World's sixth largest port 6,600 ships called in 2001 Home to $15 billion petrochemical complex; second largest in the world More than 3,500 companies trade more than 180 types of products in 183 countries Sources: Texas Medical Center; Johnson Space Center; Port of Houston; City Department of Aviation Johnson Space Center Home of the world's largest health care complex Space capital of the world Transportation

# Energy capital of the world



**Industry is conservatively managed**

- Expectations are that energy prices will be volatile
- 82% of all working rigs are gas-directed
- Upstream energy sector is estimated to account for 32% of Houston's economic base vs. 69% in 1981

| | Then and Now | |
|---|---|---|
| | 1982 | 2002 |
| Total Houston Employment | 1,541,000 | 2,123,100 |
| Houston Energy Employment* | 321,000 / 21% | 187,100 / 8.0% |
| U.S. Rig Count | 4,436 | 830 |
| Expected Oil Price | $50-$100/bbl | $25-$32/bbl |
| Oilfield CEO Mentality | Aggressive | Conservative |
| Balance Sheet | Leveraged | De-leveraged |

**Houston has benefited from the energy industry consolidation**

- Shell Oil relocated to Houston from New York
- Chevron Chemical and Chevron Pipe Line relocated from San Ramon, CA
- Exxon Mobil Corp established seven of its 11 global business units in Houston
- ConocoPhilips chose Houston as headquarters for their merged companies
- Sonangol, Angola's national oil company, locating U.S. headquarters in Houston
- Total Fina relocated its U.S. headquarters from Dallas
- Halliburton relocated its headquarters from Dallas

** Upstream energy sector*

*Sources: Bureau of Labor Statistics; Baker Hughes, Inc.; Greater Houston Partnership*

SOUTHWEST BANK OF TEXAS
32

1987 1989 1991 1993 1995 1997 1999 2001 2002 2003 1.4 1.5 1.55 1.6 1.78 1.8 2 2.1 2.1 Long term job growth 65 Job facts Since the bottom of the recession in January 1987, the Houston PMSA has gained nearly 768,000 jobs, averaging 2.9% annual growth Houston now has 2.1 million jobs - more than 29 other states Number of jobs declined slightly in 2002, down 0.6% or 13,300 Both local and national unemployment rates are 6.4% as of March 2003 18 Fortune 500 companies headquartered in Houston region, surpassed only by New York City Since 1983, the non-energy portion of Houston's economic base has grown at a compound annual rate of 7.2% Historical Chart In Millions 12,000 new jobs forecasted in 2003 Sources: Texas Workforce Commission; Greater Houston Partnership; U of H Institute for Regional Forecasting; Houston Chronicle; Federal Reserve Bank - Houston Branch

Keefe, Bruyette & Woods Legg Mason Results for shareholders 67 2003 January 1997 Advest, Inc. FTN Financial Lehman Brothers Morgan Keegan RBC Capital Markets Salomon Smith Barney Stephens Inc. Stifel Nicolaus SunTrust Robinson-Humphrey US Bancorp Piper Jaffray Keefe, Bruyette & Woods Legg Mason Market Cap at IPO: $160 million Market Cap approximately $1 billion

2002 KBW Honor Roll 69 10-Year CAGR* in EPS Price/Book Price/Estimated 2002 EPS % Change in Stock Price YE 1996 YE 2001 1ST SOURCE CORPORATION COMMERCE BANCSHARES INC COMPASS BANCSHARES FIFTH THIRD BANCORP FIRST TENNESSEE NATIONAL CORP M&T BANK CORPORATION MBNA CORPORATION MERCANTILE BANKSHARES CORP NORTHERN TRUST CORP S&T BANCORP INC SOUTHTRUST CORPORATION SOUTHWEST BANCORP OF TEXAS STATE STREET CORPORATION SYNOVUS FINANCIAL CORP HONOR ROLL MEDIAN** BANKSCAN MEDIAN KEEFE BANK INDEX (KBI) S&P 500 11.7% 10.9% 9.3% 17.1% 11.5% 13.8% 31.9% 9.9% 14.2% 12.2% 12.1% 24.0% 17.1% 15.7% 13.0% 11.4% 150% 217% 232% 516% 305% 254% 460% 253% 494% 223% 229% 292% 462% 525% 273% 195% 11.5x 14.7x 13.3x 24.6x 14.0x 15.9x 17.5x 16.1x 23.2x 13.3x 14.4x 18.9x 25.1x 24.9x 16.0x 13.1x 12.8x 23.1x 41% 61% 60% 230% 93% 158% 185% 103% 232% 58% 112% 304% 223% 75% 108% 42% 55% * Compound annual growth rate ** Medians for 138 banks currently comprising the KBW BankScan universe

Consistent progress Solid leadership Good market Focused on the future What you see is who we are So, why SWBT? 71 It's a compelling story because . . . We Make Everything Count

Certain of the matters discussed in this presentation may constitute forward-looking statements for purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and as such may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Southwest Bancorporation of Texas, Inc. (the "Company") to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. The words "expect," "anticipate," "intend," "plan," "believe," "seek," "estimate," "project" and similar expressions, as well as descriptions of the Company's ongoing strategy, are intended to identify such forward-looking statements. The Company's actual results may differ materially from the results anticipated in these forward-looking statements due to a variety of factors, including, without limitation: (a) the effects of future economic conditions on the Company and its customers; (b) governmental monetary and fiscal policies, as well as legislative and regulatory changes; (c) the risks of changes in interest rates on the level and composition of deposits, loan demand, and the values of loan collateral, securities and interest rate protection agreements, as well as interest rate risks; (d) the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in the Company's market area and elsewhere, including institutions operating locally, regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the Internet; and (e) the failure of assumptions underlying the establishment of reserves for loan losses and estimations of values of collateral and various financial assets and liabilities. All written or oral forward-looking statements are expressly qualified in their entirety by these cautionary statements. Legal disclaimer 73

2002 SOUTHWEST BANCORPORATION OF TEXAS, INC (c) 4/23/03